Filed under Rules 497(e) and 497(k)

Registration No. 33-52742

SunAmerica Series Trust

SA JPMorgan Equity-Income Portfolio

(the “Portfolio”)

Supplement dated August 12, 2024 to the Portfolio’s

Summary Prospectus, Prospectus and Statement of Additional Information,

each dated May 1, 2024, as supplemented and amended to date

Clare Hart, a portfolio manager with J.P. Morgan Investment Management Inc. (“JPMorgan”), is retiring from JPMorgan in the fall of 2024. Accordingly, effective as of close of business on September 5, 2024, all references to Clare Hart will be removed from the Portfolio’s Summary Prospectus, Prospectus and Statement of Additional Information.

Capitalized terms used but not defined herein shall have the meanings assigned to them by the Summary Prospectus, Prospectus or Statement of Additional Information, as applicable.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.

SCSP-8670-JEI1.2 (8/24)